UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934 Date of Event Requiring Report: January 3, 2002

                           FRANKLIN LAKE RESOURCES INC.
                           ----------------------------
              (Exact name of registrant as specified in its charter)

          Nevada                      0-21812               Applied For
          ------                        -------             -----------
  (State of Incorporation)         (Commission            (IRS Employer
                                    File Number)      Identification #)


                   172 Starlite Street, South San Francisco, CA 94080
                   --------------------------------------------------
                        (Address of Principal Executive Offices)

                                    (650) 588-0425
                        ----------------------------------------
                 (Registrant's telephone number, including area code)

                                   NAXOS RESOURCES LTD.
                         --------------------------------------
                                      (Former name)


ITEM 1. CHANGES IN CONTROL OF REGISTRANT

     Not applicable

ITEM 2.     ACQUISITION OR DISPOSITION OF ASSETS

     Not applicable

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ITEM 3.     BANKRUPTCY OR RECEIVERSHIP

     Not applicable.

ITEM 4.     CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT

     Not applicable.

ITEM 5.     OTHER EVENTS

Naxos Resources Ltd., incorporated under the Canadian Business Corporations Act, petitioned the Corporate Directorate of Industry Canada in order to receive a Certificate of Discontinuance. On January 3, 2002, Industry Canada issued a Certificate of Discontinuance effective January 3, 2002. The Company incorrectly reported on Form 8-K filed on November 8, 2001 that the effective date would be dated retroactively to October 29, 2001. Effective January 3, 2002, the Company is domiciled in Nevada, U.S., and is considered a United States registrant under the Securities Exchange Act of 1934.

On October 15, 2001, the Company's shareholders voted to change the domicile of the Company to Nevada, U.S., and to change the name of the Company to Franklin Lake Resources Inc. On October 29, 2001, the Secretary of State of Nevada approved the Company's petition for the change in domicile from Canada to Nevada.

Previously the Company filed with the U.S. Securities and Exchange Commission an Annual Report for the fiscal year ended October 31, 2000. This report was filed on Form 20-F. The Company has filed its annual and quarterly reports with the appropriate Canadian securities regulatory agency. As a U.S. registrant, the Company will be subject to additional reporting requirements of the Securities Exchange Act of 1934. The Company intends to file interim and annual reports, including Form 10-KSB for the period ended October 31, 2001. These periodic reports will be filed under the new name of the registrant, Franklin Lake Resources Inc.

ITEM 6.     RESIGNATIONS OF DIRECTORS AND EXECUTIVE OFFICERS

     Not applicable.

ITEM 7.     FINANCIAL STATEMENTS

(a)  Financial statements

     None

(b)  Exhibits.

     None


ITEM 8.     CHANGE IN FISCAL YEAR

     None

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Current Report on Form 8-K to be signed on its behalf by the undersigned hereunto duly authorized.

                                           FRANKLIN LAKE RESOURCES INC.

                                          By: /s/ Father Gregory Ofiesh
Date: January 4, 2002                          ------------------------
-
                                               Father Gregory Ofiesh
                                               President, Secretary &
                                               Director


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